Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

VE LONZA 270604 GFG

Development and Supply Agreement

between

The Medicines Company

8 Campus Drive

Parsippany, NJ 07054

United States of America

- hereinafter called “TMC” -

and

Lonza Ltd

Muenchensteinerstrasse 38

CH-4002 Basel

Switzerland

- hereinafter called “LONZA” -

concerning

the delivery of Bivalirudin to TMC

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Table of Contents

Preamble

Clause 1 Definitions

Clause 2 Development Work

Clause 3 Progress Reports

Clause 4 Testing and Acceptance

Clause 5 Time of the Essence; Delay

Clause 6 Change In Scope

Clause 7 Relationship Management

Clause 8 Purchase Quantities, Forecasts, Manufacturing Capacity

Clause 9 Prices, Invoices, Terms of Payment

Clause 10 Delivery, Shipment and Acceptance

Clause 11 Warranty, Liability, Indemnification

Clause 12 Modifications to Process

Clause 13 Compliance

Clause 14 Audits

Clause 15 Confidential Information

Clause 16 Intellectual Property Rights

Clause 17 Duration/Termination

Clause 18 Partial Invalidity

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Clause 19 Force Majeure

Clause 20 Applicable Law, Dispute Resolution

Clause 21 Miscellaneous

Clause 22 Number of Signed Copies, Counterparts

Annexes

1                                          PRODUCT

2                                          SPECIFICATIONS

3                                          WORK SCHEDULE

4                                          PRICES

5                                          PURCHASE ORDER

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

DEVELOPMENT AND SUPPLY AGREEMENT

This DEVELOPMENT AND SUPPLY AGREEMENT, effective the 28th day of July, 2004, between THE MEDICINES COMPANY, a Delaware corporation, having offices located at 8 Campus Drive, Parsippany, New Jersey 07054 USA, and LONZA LTD., a Swiss corporation, having offices located at Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland.

Preamble

WHEREAS, LONZA and its Affiliates are producers of  peptides, have expertise in processes used to commercially manufacture peptides, and experience in large scale production of peptides in accordance with applicable cGMP standards, using (among other methods) the *** peptides synthesis and the  ***  methods.

WHEREAS, TMC is licensed to make and have made the peptide Bivalirudin under certain patent rights and technology of Biogen, Inc, and TMC desires to have an additional source of supply of Bivalirudin for TMC’s production of Angiomax®, an anticoagulant.

WHEREAS, LONZA wishes to develop and obtain approval for a process to commercially manufacture Bivalirudin for TMC.  Upon successful development of a commercially viable process, TMC wishes to have LONZA manufacture and sell Bivalirudin to TMC, and LONZA wishes to produce such product exclusively for TMC under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties hereby agree as follows

Clause   1   Definitions

Affiliate                                                                                                                 means any entity which controls, is controlled by or is under common control with a party.

Commercial Phase                                                            means the period of time during the term of this Agreement following the approval by the FDA or other applicable regulatory authorities of a commercial process for the manufacture of the Product by LONZA, during which LONZA will supply to TMC commercial quantities of the Product.

cGMP                                                                                                                           means current Good Manufacturing Practice as stated in Title 21, Code of  Federal Regulations Parts 210 and 211 et seq., EU Directive 2003/94/EEC of October 8, 2003, the EU Guide to Good manufacturing Practices and

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                                                                                                            Annexes thereto, and other regulations pertaining to Good Manufacturing Practices in other countries as amended or enacted from time to time and as exemplified in the FDA’s “Guidance for Industry: Manufacturing, Processing or Holding Active Pharmaceutical Ingredients” dated March 1998 and in the EEC guide to Good Manufacturing Practices for Medical Products (Vol. IV Rules Governing Medical Products in the European Community 1992).

Deliverables                                                                                        shall mean the testing, qualification, and validation quantities of Product and other materials as identified in the Work Schedule to be delivered by LONZA to TMC during the Development Phase.

Development Phase                                                  shall mean the period of time prior to approval by the FDA of a commercial process for the manufacture of the Product by LONZA, during which the Work is to be performed under this Agreement.

FDA                                                                                                                                  means the United States Food and Drug Administration.

Field                                                                                                                                means the application of PRODUCT as an anticoagulant.

Product                                                                                                                means Bivalirudin, a 20 mer peptide conforming to the amino acid sequence set forth in Annex 1 produced in conformity with the Specifications either through a  ***  peptide synthesis  ***  process or a  ***  process ( ***  production of  ***  followed by  ***  to yield  *** ).

Confidential Information                         shall mean information which is disclosed to a party (“Receiving Party”) by the other party (“Disclosing Party”) and which is identified in writing at the time of disclosure by an appropriate legend, marking, stamp or other positive written identification on the face thereof to be confidential and proprietary of the Disclosing Party.  Any information to be treated as Confidential Information that is transmitted orally shall be confirmed by a written summary to be submitted by the Disclosing Party to the Receiving Party within thirty days after oral transmission thereof.  Confidential Information shall also include TMC Work Product, LONZA Work Product and Joint Work Product as defined in Clause 16.

Specifications                                                                                 means the specifications for the Product set forth in Annex 2.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Work                                                                                                                              shall mean all tasks during the Development Phase associated with the development by LONZA of a  ***  peptide synthesis process and a separate  ***  process for the commercial manufacture of the Product in accordance with the Specifications and Work Schedule.

Work Schedule                                                                          shall mean the detailed work plan for completing the development of all components of the Work, including, without limitation, the tasks, timetables, milestones, Deliverables, acceptance tests and reports relating to the foregoing set forth in Annex 3.

Clause   2   Development Work

LONZA agrees to perform the Work in accordance with Work Schedule and the provisions, conditions, warranties and agreements set forth in this Agreement.  TMC shall issue a Purchase Order for each component of the Work to be performed during the Development Phase.  LONZA shall use its best efforts to follow the Work Schedule in reaching the required level of experience for commercial manufacturing of the Product and in developing the associated controls for the Product.  As more fully set forth in the Work Schedule, the primary objective of the Work is to develop a  ***  synthesis process for immediate use in the manufacture of Product on a commercial scale.  A secondary objective is to develop for possible use at a later date a  ***  process.  LONZA represents and warrants that it has the requisite personnel, expertise and experience to deliver the Work in accordance with the Work Schedule, and that all Work will be performed in accordance with best practices in the industry.

Clause   3   Progress Reports

Upon the completion of each milestone set forth in the Work Schedule, or at such other times as TMC may reasonably request, LONZA shall submit to TMC a written progress report relating to the status of the Work.  Each progress report shall include, without limitation, discussion of progress to date, problems encountered, proposed solutions to such problems and any other items reasonably requested by TMC. Upon successful completion of all tasks set forth in the Work Schedule LONZA shall submit a final written report to TMC containing such information as TMC may reasonably require.

Clause   4   Testing and Acceptance

4.1                     Upon the completion of each phase of development as set forth in the Work Schedule, LONZA shall deliver to TMC the Deliverables set forth in the Work Schedule for testing and acceptance. During the time specified in the applicable Work Schedule, TMC or its representatives may test the Deliverables pursuant to the applicable acceptance tests set forth in the Work Schedule.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

4.2                     If in the course of conducting an acceptance test, TMC or its representatives establish that a Deliverable does not pass the acceptance test, TMC shall notify LONZA within thirty (30) days after receipt of the Deliverable and LONZA shall, within ninety (90) days after receipt of such notice from TMC, at LONZA’s sole cost and expense, modify or improve the Deliverable so that the same shall perform in accordance with the acceptance test. Without TMC’s written notice within such period, it is deemed that the Deliverables passed the acceptance test. Upon redelivery of the Deliverable, TMC or its representatives may conduct, as applicable, additional acceptance tests in accordance with the Work Schedule.

4.3                     Failure of any Deliverable to meet the applicable acceptance tests after the second round of acceptance tests shall constitute a default by LONZA giving TMC cause for termination under Clause 17.4.

Clause   5   Time of the Essence; Delay

The parties agree that time is of the essence in the performance of this Agreement. LONZA shall notify TMC on a continuing basis of any event or occurrence that could cause a material delay in meeting any milestone set forth in the Work Schedule, a delivery date in a Purchase Order, or otherwise delays the completion of the Work. Any material delay which is caused by LONZA and is not a result of a Force Majeure shall be deemed to be a default giving TMC cause for termination under Clause 17.4. If, in the event of such delay, TMC, in its sole discretion, elects not to terminate this Agreement, TMC may, by written notice, designate a new date for the completion of the delayed Work, as to which new date time shall be of the essence.

Clause   6   Change In Scope

Either party may request a change to the Work pursuant to a written change order (“Change Order”).  Each Change Order shall identify with specificity any modifications to the applicable Specifications and Work Schedule, including, without limitation, modifications to tasks, timetables, Deliverables, fees and charges. Within ten (10) days after the receipt of a Change Order, the parties shall discuss the availability of personnel and resources to fulfil such Change Order and the resulting adjustments to the Specifications and Work Schedule. Neither party shall have any obligation in connection with any Change Order until such Change Order is executed by both parties.  Each Change Order executed by TMC and LONZA shall be incorporated into and constitute an amendment to this Agreement. The terms of any Change Order shall control over any inconsistent provisions set forth in this Agreement or any Annex hereto.

Clause   7   Relationship Management

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Each party shall designate one of its employees to be its project manager (the “Project Manager”). Each Project Manager’s responsibilities shall include, without limitation: (i) having direct responsibility for the overall performance of its party under this Agreement and final authority vis-à-vis the other party on all matters that relate to such party’s performance under this Agreement; (ii) interacting with the other party’s Project Manager; (iii) supervising the performance of such party’s obligations under this Agreement; and (iv) resolving issues that may arise with respect to the Work or the supply of Products, including without limitation adapting timelines, reviewing quantities and modifying the Specifications for the Product. TMC hereby designates  ***  as its Project Manager; LONZA hereby designates  ***  as its Project Manager. Project Managers of each party shall meet as needed via teleconference or in person, but no less often than monthly, to review progress and to resolve issues relating to this Agreement. The parties shall have the right to change their respective Project Managers provided that any person designated as a Project Manager has the training and experience to carry out the responsibilities of a Project Manager hereunder.

Clause   8   Purchase Quantities, Forecasts, Manufacturing Capacity

8.1                       During the Development Phase, TMC undertakes to purchase from LONZA up to the following quantities of Product as Deliverables under the Work Schedule, to be used by TMC for testing, qualification and validation purposes:

Year	Quantity
2004/5	***	kg
2005/6	***	kg

8.2                     Except as provided below, during the Commercial Phase TMC shall issue Purchase Orders to LONZA for a minimum of  ***  kg of Product per calendar year. If a minimum purchase commitment is in effect for less than 365 days in any calendar year, the minimum purchase commitment for such year shall be prorated for the number of days during the year in which the purchase commitment is in effect. If in any calendar year during the Commercial Phase TMC purchases less than the required minimum quantity of Product, TMC shall purchase from LONZA in January of the year following such year of shortfall an amount of Product equal to the difference between the minimum required quantity and the quantity of Product actually ordered in such year. Any such shortfall purchase shall not apply against the applicable minimum in the following year. The price of Product in effect during the year of shortfall shall apply to the shortfall purchase. TMC’s minimum purchase commitment shall cease upon the approval by the FDA of a competitive generic equivalent of the Product.

8.3                     At least fifteen (15) days prior to the first day of each Contract Quarter during the Commercial Phase, TMC shall provide LONZA a written forecast of the quantity of Product it will require

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

during each of the next ensuing  ***  Contract Years.  Each such forecast shall represent TMC’s good faith estimate of its requirements for the Products during the period covered thereby, but shall be submitted for planning purposes only. Except as set forth below or as agreed otherwise by the parties, such forecasts shall not constitute a binding commitment to purchase any given quantity of Products. TMC’s first forecast shall be submitted to LONZA at least ninety (90) days prior to the date on which the parties mutually expect the FDA to approve the commercial manufacturing process for the Product.  The quantity of Product for the first two Contract Quarters included in the first forecast submitted by TMC shall be a binding commitment of TMC.  As used herein, the term “Contract Quarter” means a period of three successive calendar months beginning on the first day of each January, April, July, and October occurring during the Commercial Phase, and the term “Contract Year” shall mean a period of four (4) successive Contract Quarters beginning on the first day of the first Calendar Quarter covered by a forecast.

8.4                       Purchase Orders. TMC shall order Product by placing written or electronic purchase orders (each, a “Purchase Order”) with LONZA at least six (6) months prior to the requested delivery date.  LONZA agrees to supply Product to TMC in accordance with such Purchase Orders.  If LONZA anticipates that, despite its commercially reasonable efforts, it will be unable to deliver Products on or before the requested delivery date set forth in any Purchase Order, it shall promptly so notify TMC, and cooperate with TMC to determine a mutually-acceptable alternative delivery date.  The written form of Purchase Order is set forth in Annex 5.

8.5                     All Product supplied hereunder shall be manufactured at LONZA’s production facilities in Visp, Switzerland, or at such other facility approved in writing by TMC. The maximum quantity of Product which LONZA shall be required to produce and sell hereunder during any two successive Contract Quarters shall be  ***  percent of the volume projected for such period in the most recent forecast applicable thereto. LONZA agrees to reserve appropriate manufacturing capacity in its production facilities so as to ensure that it is able to fulfil TMC’s purchase orders for the Product.  When requested by TMC, LONZA shall provide to TMC a capacity plan based on TMC’s forecasts for Product.  Such capacity plan shall identify any capital investments LONZA proposes to make in order to satisfy its obligations hereunder.

Clause   9   Prices, Invoices, Terms of Payment

9.1                      The prices to be charged for the Work and Products are set forth in Annex 4 and are calculated in United States Dollars (USD) according to the terms set forth herein. All prices are firm and shall not be subject to change, except as provided herein.  LONZA’s prices shall be deemed to include all sovereign, state and local sales, use, excise, value added, privilege, payroll, occupational and any other applicable taxes, fees, or duties, provided that TMC shall cooperate by providing sale and resale certificates and such other information reasonably required to avoid such taxes, fees or duties and which it typically provides to vendors or suppliers.  No extra

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

charges or deductions of any kind will be allowed unless specifically agreed to in writing by the Parties.

9.2                      The price may be adjusted as follows to reflect exchange rate fluctuations between the Swiss Franc and US Dollar.  At any time during the first fifteen (15) days of a calendar quarter, either Party may request an adjustment to be made if, on the date of such a request, the average exchange rate of US Dollars into Swiss Francs, as reported in the Wall Street Journal (Eastern Edition), for the ten (10) business day period immediately proceeding that date as compared with the rate of exchange between those currencies applicable upon execution of this Agreement or the date of the last purchase price adjustment varies by five percent (5%) or more.  If the variance is more that five percent (5%) but less than ten percent (10%), then the purchase price shall be adjusted to reflect 50% of such change.  If the variance is more than ten percent (10%), the parties shall meet and negotiate in good faith a solution protecting the interests of both parties. If the variance is less than five percent (5%), there shall be no purchase price adjustment at that time.

9.3                      Except as provided in Clause 9.2, the prices charged during the Development Phase  *** .  During the Commercial Phase, the price for Products may be adjusted  *** .  Any such price increase shall be subject to good faith negotiations and mutual agreement of the parties, provided that under no circumstances shall any price  *** , where: (i)  ***  equals the  ***  published and in effect on the then most recent anniversary of this Agreement; (ii) “ *** ” equals the  ***  published and in effect on the date the price subject to adjustment was established; and (iii) “ *** ” shall mean the  *** .

9.4                      During the Development Phase, LONZA shall issue an invoice upon achieving a milestone or acceptance of a Deliverable. During the Commercial Phase, LONZA shall issue an invoice upon shipment of the Product to TMC. Each invoice shall refer to the applicable milestone or Deliverable in the Work Schedule, or to any Purchase Order number, item number, quantity, unit of measure, unit price, total invoice amount, and such other information as may be required by the Purchase Order or other written instructions from TMC. If an invoice is issued and the milestone is achieved or the shipment complies with the requirements of the Purchase Order and this Agreement, unless agreed in writing otherwise, TMC will pay the invoice within thirty (30) calendar days following receipt of the invoice.

Clause 10   Delivery, Shipment and Acceptance

10.1               LONZA will ship Products in the quantities and at the times specified in a Purchase Order.  Each shipment shall include a packing list which shall contain the Purchase Order number, Product identification, quantity shipped, date of shipment and such other information as TMC may require.  Each shipment shall be accompanied by a Certificate of Analysis by LONZA confirming conformance of the Product to the Specifications, and a Certificate of Compliance by LONZA

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

confirming compliance with cGMP. Unless otherwise expressly stated, time is of the essence.  In the event any shipment is not made on the date and in the quantity set forth on the Purchase Order, TMC may: (i) return to LONZA some or all of the Products in the shipment at LONZA’s risk and expense, including without limitation warehouse or handling cost, (ii) direct LONZA to make an expedited shipment of additional or replacement Products, with the difference in cost between any expedited routing and the Purchase Order routing to be paid by LONZA, or (iii) purchase substitute Products elsewhere and charge LONZA any resulting loss in the event LONZA has not made such expedited shipment pursuant to the foregoing item (ii) within ten (10) days after TMC’s direction. LONZA agrees to notify TMC immediately if LONZA ever has reason to believe that any Product will not be delivered as ordered, or a shipment will not be made as scheduled.

10.2               Delivery of Product will be made in accordance with cGMP, in compliance with the relevant standard operating procedures of LONZA in effect at LONZA’s Visp facility (or such other facility as may be approved by TMC), and any particular requirement of TMC previously approved by LONZA. Terms of delivery are FCA, LONZA’s facility Visp, Switzerland (Incoterms 2000). Packaging is included, provided all Products will be packaged as requested in an applicable Purchase Order. Title and risk of loss for Products will pass to TMC when the Products are delivered to TMC’s designated carrier.

10.3               LONZA shall ship Products to TMC using TMC’s designated carrier with transportation charges billed directly to TMC by the carrier. TMC will not pay premium transportation charges unless authorized by TMC in writing. If LONZA ships Products by an unauthorized method or carrier, LONZA will pay any resulting increased freight costs. LONZA will release shipments at the lowest valuation permitted and will not declare value on Products shipped.

10.4               Products are subject to TMC’s right of inspection and rejection. TMC’s making of any payment to LONZA does not constitute TMC’s acceptance of Products and TMC reserves its rights with respect to defects in Products. LONZA agrees to provide and maintain inspection and process control systems acceptable to TMC with respect to the manufacture of Products and LONZA agree to keep and make available complete records of all of LONZA’s inspection work and process control work for the life of the Products as defined by TMC. TMC may inspect the Products at any place of manufacture during production without waiving its right subsequently to reject or revoke acceptance for undiscovered or latent defects. LONZA agrees to furnish, at LONZA’s expense, facilities and assistance reasonably necessary to ensure the safety and convenience of TMC’s personnel.  TMC undertakes to inform LONZA within twenty (20) days after receipt of the delivered Product about objections concerning the quantity of Product and within sixty (60) days after receipt of the delivered Product about objections concerning the quality of Product. Unless TMC given written notice of objection within such periods, it shall be deemed that LONZA has delivered the contractually agreed quantity of Product and that, except to the extent of any latent defects in the Product that could not have been discovered by TMC testing, the Product meets the required Specifications. In case TMC makes a timely objection as

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to quantity or quality of Product, LONZA’s obligation is to replace the missing/faulty Product or, at the sole option, to refund the purchase price thereof.

Clause 11   Warranty, Liability, Indemnification

11.1                 LONZA represents and warrants that the Products will: (i) be owned by LONZA free of all liens, claims or encumbrances; (ii) conform strictly to Specifications; (iii) be manufactured under conditions complying with cGMP; (iv) be fit and sufficient for the purpose(s) for which they were manufactured and sold; (v) be new and merchantable; and (vi) be free from defects in design, material and workmanship, whether latent or otherwise. LONZA represents and warrants any LONZA Work Product, TMC Work Product or Joint Work Product developed by LONZA (as those terms are defined in Clause 16) will not infringe any patent, trade secret, trademark or other property right of a third party. LONZA agrees that these warranties: (x) as to latent defects in the Products, survive the inspection, acceptance and use of the Products by TMC, (y) are for the benefit of TMC and its successors, and (z) are in addition to any warranties and remedies to which TMC may otherwise agree or which are provided by law.

11.2                 LONZA agrees that TMC may change the Specifications in order to conform to applicable regulatory requirements in one or more jurisdictions, provided that TMC informs LONZA immediately of such requirements. Costs arising out of such changes to the Specifications shall be borne by TMC. Any changes to the Specification for other reasons shall be subject to the mutual agreement of the parties.

11.3                 LONZA’s warranty obligations do not extend to any Product which has been misused, mistreated or improperly stored. Upon learning of the breach of any warranty, TMC shall take appropriate and reasonable measures to minimize damages resulting therefrom.

11.4                 Any further warranty or liability of LONZA, including but not limited to liability for consequential and indirect damages, such as loss of profit, loss of production, claims by third parties is hereby expressly excluded.

11.5                 Except to the extent of any claim, injury or damage arising out of a breach by LONZA of a representation, warranty or covenant under this Agreement or out of the gross negligence or wilful misconduct of LONZA, TMC agrees to indemnify, defend and hold harmless LONZA,  its officers, directors, employees and agents, from and against any and all claims, suits, causes of action, liabilities, proceedings or expenses (including reasonable attorneys fees, court costs and settlements) which may result in any way from the use or sale of the Product and products made therefrom. LONZA shall inform TMC in writing promptly of any such claim or litigation and shall cooperate with TMC in the defence thereof.

11.6               Except to the extent that any claim, injury or damage is due to the gross negligence or wilful misconduct of TMC, LONZA shall defend, indemnify and hold harmless TMC, its officers, directors, employees and agents,  from against any and all claims, suits, causes of action,

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

liabilities, proceedings or expenses  (including reasonable attorneys fees, court costs and settlements) which may result in any way from: (i) any injury to persons or to property during the progress of Work or performance of LONZA’s obligations under this Agreement; (ii)  any act or omission of LONZA, its agents, employees, or subcontractors; and (iii) any breach by LONZA of any representation, warranty or covenant under this Agreement.

11.7               LONZA shall maintain comprehensive general liability (including contractual liability coverage insuring the liabilities assumed above) and employer’s liability insurance with limits as reasonably required by TMC. At TMC’s request, LONZA shall furnish to TMC a Certificate of Insurance completed by its insurance officer certifying that insurance coverages are in effect and will not be cancelled or materially changed until ten days after prior written notice has been delivered to TMC.

Clause 12   Modifications to Process

As more fully set forth in the Work Schedule, during the Development Phase LONZA shall develop the  ***  synthesis process in order to economically produce the Product on a commercial scale and to sell the anticipated quantities of the Product to TMC.  During the Commercial Phase LONZA shall not make any modification to the approved process, including without limitation any change or modification requiring prior notice to or approval of the FDA or any other regulatory authority, without prior written approval of TMC.  LONZA will document any modification to the process, and provide to TMC such information as it may require to enable TMC to notify the FDA or other regulatory authority.  In addition, LONZA shall file any required updates to its Drug Master Files.

Clause 13   Compliance

13.1               LONZA agrees to comply with the applicable provisions of any federal, state, provincial or local law or ordinance and all lawful orders, rules, and regulations issued thereunder, including without limitation the applicable laws and regulations of government agencies of The United States of America, Switzerland and the European Union.  In addition, LONZA shall comply with all applicable cGMP, including the exercise of that degree of skill, diligence, prudence and foresight which can reasonably be expected from a competent manufacturer and seller who is engaged in development and manufacturing activities under similar circumstances in a manner consistent with all applicable requirements and with all applicable generally recognized international standards. LONZA shall obtain and maintain all necessary permits for the conduct of activities related to the Work and Products.

13.2               Unless otherwise agreed, LONZA shall prepare and file all Drug Master Files.  All actions with respect to the delivery of Work and production of the Product shall be in accordance with all applicable cGMPs. At TMC’s request LONZA shall provide Batch Production Records or any

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other documentation requested by TMC to support regulatory approvals or compliance. Both parties commit to the completion and signing of a quality agreement outlining the responsibilities of each party’s respective quality assurance organization within six months following the execution of this Agreement.

Clause 14   Audits

To ensure compliance with applicable laws and regulations of regulatory bodies, TMC or its designee is entitled, with reasonable notice and during working hours, to conduct an appropriate audit or inspection of LONZA’s facilities and the corresponding documentation. Moreover, LONZA will inform TMC immediately of any inspection by the regulatory authorities that might take place in relation to the conduct of the Work or the manufacture and sale of the Product and LONZA shall provide to TMC copies of any reports of any such inspections.  TMC shall have the right, but not the obligation, to be present and take part in any such inspection or regulatory action.

Clause 15   Confidential Information

15.1               Each party and their employees shall maintain in confidence and safeguard all Confidential Information of the other. Each party recognizes and acknowledges the confidential and proprietary nature of any Confidential Information and acknowledges the irreparable harm that could result to the other if it is disclosed to a third party, or used for unauthorized purposes, without the Disclosing Party’s prior written consent.  Each party agrees to use any Confidential Information only for the purpose of conducting business with the other in a manner contemplated by this Agreement.  The Receiving Party agrees to take all reasonable steps to preserve the Disclosing Party’s Confidential Information in confidence and prevent disclosure thereof to third parties.  The Receiving Party shall restrict disclosures of any Confidential Information to only those its employees and consultants who have a need to know and shall bind such employees and consultants to obligations of confidentiality to the extent that the Receiving Party is bound by this Agreement. Upon completion of any work to which the Confidential Information relates, and in no event later than the expiration or termination of this Agreement, the Receiving Party shall promptly return to the Disclosing Party all materials incorporating any such Confidential Information and any copies thereof, except for any Confidential Information that a party may be required to retain for regulatory or legal compliance purposes. The foregoing obligations under this Clause 15.1 shall survive the expiration or termination of this Agreement.

15.2               Notwithstanding the provisions of Clause 15.1, the parties agree that their obligations with respect to handling, disclosing, reproducing, and using such Confidential Information are not applicable to any portion(s) of the Confidential Information which: (i) is in the public domain prior to receipt by the Receiving Party or subsequent to the date of receipt without breach of this

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Agreement by the Receiving Party; (ii) is known, as evidenced by documentation, to the Receiving Party prior to disclosure by the Disclosing Party; (iii) is disclosed with the prior written approval of the Disclosing Party to a third party without restrictions on disclosure or use by the third party; or (iv) is disclosed without restriction to the Receiving Party by a third party having a bona fide right to disclose same to the Receiving Party.  For the purposes of this Clause 15.2, Confidential Information shall not be deemed to be available to the public or known to the Receiving Party merely because it may be embraced by a more general disclosure or derived from combinations of disclosures generally available to the public or known to the Receiving Party.

Clause 16   Intellectual Property Rights

16.1                 As between the parties, each party will retain the ownership or its right to use the products, processes, and know how, and all patent, trade secret, copyright or other intellectual property rights therein, which the party owned, created or had the right to use prior to the execution of this Agreement (“Pre-existing Intellectual Property’). For the avoidance of doubt, the parties acknowledge that: (i) the rights of Biogen in the Bivalirudin composition licensed to TMC and the technology related to the  ***  process for producing the Product is Pre-existing Intellectual Property of TMC; (ii) technology related to certain  ***  processes and  ***  techniques used in the production of Products is Pre-existing Intellectual Property of LONZA; and (iii) the fundamental chemical technology for producing the Product by  ***  synthesis is in the public domain.  Notwithstanding each party’s use of any of its Pre-existing Intellectual Property in connection with its activities under this Agreement, except as expressly set forth in this Agreement, each party shall retain all right, title and interest in such Pre-existing Intellectual Property.   A party shall not acquire any right to use the Pre-existing Intellectual Property of the other party except as expressly set forth in this Agreement.

16.2                 The entire right, title and interest throughout the world, including without limitation all intellectual property rights, in and to all ideas, inventions, discoveries, improvements, technologies, techniques or other know-how conceived or developed in the performance of Work hereunder by LONZA and/or its personnel, consultants, assistants and employees with respect to the Pre-existing Intellectual Property of LONZA  (“LONZA Work Product”) shall be the sole and exclusive property of LONZA . TMC shall have a non-exclusive, perpetual, royalty-free (except for the payments provided under Clause 9 and Clause 16.8), worldwide license, with a right to sublicense, to use the LONZA Work Product in connection with the manufacture and sale of Product. LONZA shall use the LONZA Work Product in the Field solely and exclusively for the purpose of producing Product for TMC.   Nothing herein shall prevent or preclude LONZA from using the LONZA Work Product outside the Field in any manner LONZA deems appropriate.

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16.3                 LONZA agrees to transfer and assign, and hereby transfers and assigns, to TMC and its designees, without further compensation, the entire right, title and interest throughout the world, including without limitation all intellectual property rights, in and to all ideas, inventions, discoveries, improvements, technologies, techniques or other know-how first created or produced by LONZA relating to the Pre-Existing Intellectual Property of TMC (other than LONZA Work Product and the Joint Work Product) in the performance of the Work under this Agreement (“TMC Work Product”).  All TMC Work Product will be considered work(s) made by LONZA for hire for TMC and will belong exclusively to TMC.  If by operation of law any of such TMC Work Product is not owned in its entirety by TMC automatically upon creation, then LONZA agrees to transfer and assign, and hereby transfers and assigns, the same to TMC.  LONZA agrees to promptly disclose to and assist TMC in every proper way to obtain for TMC’s benefit, and at TMC’s expense, appropriate legal protection for the TMC Work Product transferred and assigned, and to be transferred and assigned, hereunder to TMC, including but not limited to testifying in any legal proceedings, signing all lawful papers, making all rightful oaths and executing all applications, assignments and other instruments.   LONZA shall have a non-exclusive, royalty free, non-assignable (except to the extent this Agreement is assigned under Clause 21.3) license (without the right to sublicense) to use the TMC Work Product in connection with the manufacture and sale of Product to TMC under this Agreement as well as outside the Field (including sublicense rights).

16.4                 The entire right, title and interest throughout the world, including without limitation all intellectual property rights, in and to all ideas, inventions, discoveries, improvements, technologies, techniques or other know-how, other than the LONZA Work Product and the TMC Work Product, conceived or developed by the parties jointly in connection with this Agreement (“Joint Work Product”) shall be jointly owned by the parties. The parties will negotiate on a case by case basis the use rights with respect to the Joint Work Product, provided that in all circumstances LONZA shall be free to use Joint Work Product outside the Field and TMC have the exclusive right to use the Joint Work Product in the Field.

16.5               TMC hereby grants to LONZA a non-exclusive, royalty free, non-assignable (except to the extent this Agreement is assigned under Clause 21.3) license (without the right to sublicense) to use the Pre-existing Intellectual Property of TMC in connection with performance of the Work during the Development Phase, and in connection with the manufacture and sale of Product to TMC during the Commercial Phase. The foregoing license shall include a sublicense of the intellectual property rights of Biogen, Inc. licensed to TMC under the License Agreement between TMC and Biogen, Inc. dated March 21, 1997, provided this sublicense shall be limited to the purposes of this Agreement.

16.6               LONZA shall defend, indemnify and hold harmless TMC, its officers, directors, employees and agents, from against any and all claims, suits, causes of action, liabilities, proceedings or expenses (including reasonable attorneys fees, court costs and settlements) brought against

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TMC or its customers based upon a claim that any Pre-existing Intellectual Property of LONZA, any LONZA Work Product, any TMC Work Product outside the Field as stated in clause 16.3.or any contribution of LONZA to Joint Work Product furnished under this Agreement or any Purchase Order, constitutes an infringement of any patent, trade secret or other intellectual property right of a third party in the United States or in another country where the Product is produced, provided LONZA is notified promptly in writing and given authority, information, and assistance (at LONZA’s expense) for the defense of same, and LONZA shall pay all damages and costs awarded therein.  In case use of any such Pre-existing Intellectual Property, Work Product, article or process is enjoined, LONZA shall, at its own expense and at its option, either procure for TMC the right to continue using the same or replace the same with a non-infringing equivalent, or remove said infringing intellectual property, Work Product, article or process and refund the purchase price and the transportation and installation costs associated therewith.

16.7               TMC shall defend, indemnify and hold harmless LONZA, its officers, directors, employees and agents, from against any and all claims, suits, causes of action, liabilities, proceedings or expenses (including reasonable attorneys fees, court costs and settlements) brought against LONZA based upon a claim that any Pre-existing Intellectual Property of TMC, any TMC Work Product or any contribution of TMC to Joint Work Product furnished under this Agreement constitutes an infringement of any patent, trade secret or other intellectual property right of a third party in the United States or in another country where the Product is produced, provided TMC is notified promptly in writing and given authority, information, and assistance (at TMC’s expense) for the defense of same, and TMC shall pay all damages and costs awarded therein.  In case use of any such Pre-existing Intellectual Property, Work Product, article or process is enjoined, TMC shall, at its own expense and at its option, either procure for LONZA the right to continue using the same or replace the same with a non-infringing equivalent, or remove said infringing intellectual property, Work Product, article or process.

16.8                 In the event that the Agreement is terminated by TMC pursuant to Clause 17 and TMC after the termination wishes to use any Pre-existing Intellectual Property of LONZA and any LONZA Work Product in connection with the manufacture of the Product by a third party, LONZA shall grant to TMC a non-exclusive, worldwide license, including the right to sublicense, to use such intellectual property for those purposes in return for payment of a royalty equal to seven percent (7%) of the amount paid by TMC to such third party for purchases of Product in connection with the manufacture of which any Pre-existing Intellectual Property of LONZA and any LONZA Work Product was used.

Clause 17   Duration/Termination

17.1                 This Agreement shall become effective on the date of signing by both parties and shall continue in full force and effect for a period of  ***  years.

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17.2                This Agreement shall thereafter be automatically renewed for additional terms of  ***  years each unless and until terminated by either party giving to the other party twelve (12) months’ notice.

17.3               TMC may terminate all or any part of a Purchase Order at its convenience, without cause, at any time by giving LONZA thirty (30) days written notice.  In such event, TMC shall be liable to LONZA only for its reasonable actual costs as a direct result of the termination which may not be recovered or mitigated (e.g. purchased materials, labor costs, or cost of work in progress not yet submitted for acceptance, to the extent incurred prior to receipt of notice of termination).  LONZA will notify TMC in writing of such costs within thirty (30) days of termination.  The foregoing shall constitute TMC’s only liability to LONZA for termination without cause of all or part of a Purchase Order.

17.4               If LONZA defaults, TMC may terminate all or any part of this Agreement or a Purchase Order without liability to LONZA by giving written notice to LONZA.  A default will occur if LONZA: (i) fails to deliver a Deliverable or Product, or otherwise perform within the time period specified in the Work Schedule or applicable Purchase Order;  (ii) so fails to make progress as to endanger performance of the Work Schedule or Purchase Order, and in either case LONZA does not cure the failure within ninety (90) days if the default occurs during the Development Phase, or within thirty (30) days if the default occurs during the Commercial Phase (or any longer period TMC may authorize in writing) after LONZA’s receipt of TMC’s written notice of default.  A default will also occur if LONZA fails to meet its financial obligations as they become due, if any proceeding under the bankruptcy or insolvency laws is brought against LONZA, a receiver is appointed for LONZA, or LONZA makes an assignment for the benefit of creditors.  If a Purchase Order is terminated due to LONZA’s default, without prejudice to any other legal or equitable remedies available to TMC, TMC will have the right to: (a) refuse to accept delivery of any and all Products; (b) return to LONZA unused Products already accepted and recover from LONZA payments made for such Products (and for TMC’s freight, storage and other expenses); (c) recover any advance payments to LONZA for undelivered or returned Products; (d) purchase Products elsewhere and charge LONZA with any resultant damages attributable to LONZA’s default; and (e) take title to and possession of any previously undeliverable part of Work performed under the Purchase Order.

17.5               If TMC defaults, LONZA may terminate all or any part of this Agreement or a Purchase Order without liability to TMC by giving written notice to TMC. A default will occur if TMC fails to  perform within the time period required under this Agreement, provided TMC does not cure the failure within thirty (30) days (or any longer period LONZA may authorize in writing) after TMC’s receipt of TMC’s written notice of default.  A default will also occur if any proceeding under the bankruptcy or insolvency laws is brought against TMC, a receiver is appointed for TMC, or TMC makes an assignment for the benefit of creditors.  Notwithstanding the foregoing, if TMC’s failure to pay any invoice of LONZA is alleged to be a default under this Agreement, such failure shall

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not constitute grounds for termination under this Clause 17.5 so long as the matter is in the process of being resolved under the provisions of Clause 20.2.

Clause 18   Partial Invalidity

18.1                 Should any one provision to this Agreement be invalid or void in whole or in part, the parties shall substitute the invalid provision with a valid provision which achieves as much as possible the purport, sense and economic purpose of the invalid provision.

18.2                 The remaining provisions of this Agreement shall not be affected by the nullity/invalidity of individual provisions and shall remain in full force and effect unless such invalid provision(s) is (are) of such essential importance to this Agreement that the parties could not be reasonably expected to have concluded the Agreement without the invalid provision(s).

Clause 19   Force Majeure

19.1                 If, in the case of Force Majeure, a party to this Agreement shall be unable to fulfil its contractual obligations, this shall not be considered as a breach of contract.

19.2                 For the purposes of this Agreement, a “Force Majeure” shall be fire, explosions, actions of the elements, war, civil war, riots, revolution, legislation and acts of the authorities, strike, interruption of operation, shortage of raw materials, or any similar reasons beyond the reasonable control of the parties.

19.3                 (a)                        Any occurrence of Force Majeure shall promptly be reported to the other party and competent evidence thereof shall be supplied simultaneously.

(b)                       The party affected by a case of Force Majeure shall use its best efforts to restore normal conditions as soon as possible.

(c)                        As soon as the Force Majeure has ceased, the party affected shall inform the other party in writing. From this moment, the Agreement shall again be fully effective.

19.4                 If in case of a Force Majeure situation, the party affected sustains increased cost in order to maintain performance of its obligations, such additional cost shall be reimbursed to it. The other party has to be informed in advance of such additional cost and may renounce the performance of obligations at such higher cost.

19.5                 If essential obligations of either party are affected by a case of Force Majeure lasting more than 6 (six) months, either party is entitled to cancel this Agreement with immediate effect by giving written notice to the other party.

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Clause 20   Applicable Law, Dispute Resolution

20.1                 This Agreement shall be governed and interpreted in accordance with the laws of the State of New York.  The United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980, eventual subsequent amendments thereto and any law providing its application are hereby expressly and mutually excluded.

20.2                 Any dispute which may arise between the parties in relation to this Agreement shall be settled amicably between the parties with escalation of the matter to senior executives of each party as necessary.  If, contrary to expectation, no amicable settlement can be reached, the dispute shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules.  The place of arbitration shall be The Hague, Netherlands, and the language of the arbitration shall be in English.

Clause 21   Miscellaneous

21.1                 This Agreement may not be amended or modified, except by a writing executed by the parties hereto. No extension of time for, or waiver of the performance of, any obligation of any party hereto shall be effective unless it is made in a writing signed by the party granting such extension or waiver. Unless it specifically states otherwise, no waiver shall constitute or be construed as a waiver of any subsequent breach or non-performance.

21.2                This Agreement, including the Annexes hereto, sets forth the entire agreement between the parties as to the subject matter hereof, and supersedes any and all contemporaneous or prior discussions or agreements between the parties relating thereto including, without limitation, that certain Letter of Intent dated June 3, 2004.

21.3                Neither party may assign or delegate this Agreement or any rights or obligations under this Agreement to a third party without the prior written consent of the other party, provided either party may, without the prior written consent of the other, assign and delegate this Agreement and its rights and obligations hereunder: (i) to any of its Affiliates; (ii) in connection with a merger, consolidation or other change in control of the party; (iii) or in connection with the sale of all or substantially all of the assets of the business of the party to which this Agreement relates. No such assignment and delegation shall, without the prior written consent of the other party, relieve the assigning party of its obligations hereunder.  For the purposes of this Clause 21.3, “change in control” shall mean the sale, transfer or other disposition to any third party other than a Affiliate, of more than fifty percent (50%) of capital stock of the party or other equity interests of the company granting the holders thereof the right to elect the directors of the party.

21.4                All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by facsimile, or by recognized courier addressed as follows:

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If to TMC, to:

John Richards, D Phil

Vice President-Manufacturing Operations

The Medicines Company

200 Fifth Avenue

Waltham, MA 02451

Telephone: +1 781 464 1500

Facsimile:  +1 781 464 1600

with a copy to:

Paul Antinori, Esq

General Counsel

The Medicines Company

 8 Campus Drive

Parsippany, NJ 07054 USA

Telephone: +1 973 656 1616

Facsimile:   +1 973 656 9898

If to LONZA, to:

Michael Petersen DPhil

Director Sales & Business Development

Lonza Ltd.

Muenchensteinerstrasse 38

CH-4002 Basel, Switzerland

Telephone: +41 61 316 8528

with a copy to:

Daniel Bourgin DPhil

Associate Director Sales & Business Development

Lonza Ltd.

Muenchensteinerstrasse 38

CH-4002 Basel, Switzerland

Telephone:  +41 61 316 8497

or to such other facsimile number or address as such party may indicate by a notice delivered to the other party hereto.

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21.5               Clause headings are supplied herein for convenience only and shall not be determinative in the interpretation of any provision of this Agreement.

Clause 22   Number of Signed Copies, Counterparts

This Agreement may be executed in two counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one agreement. The parties shall exchange signature pages by facsimile, and confirm those signatures by delivery to each other of hard copies of the signature pages.

Parsippany, NJ, USA		Basel, Switzerland

THE MEDICINES COMPANY		For LONZA LTD.

		/s/	Daniel Bourgin
(Signature)

By:	/s/ Clive A. Meanwell
CLIVE A. MEANWELL
	EXECUTIVE CHAIRMAN	Daniel Bourgin, Associate Director
(Name and Position)

		/s/	D.R. Evans
(Signature)

D.R. Evans, Head Sales & Business Development
(Name and Position)

Annexes 1, 2, 3, 4 and 5

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Annex             1

PRODUCT

Bivalirudin                                 Active Pharmaceutical Ingredient (API)

Abbreviation:                     ***  (Lonza internal)

Structure (Structural formula):

H-(D) Phe-Pro-Arg-Pro-Gly-Gly-Gly-Gly-Asn-Gly-Asp-Phe-Glu-Glu-Ile-Pro-Glu-Glu-Tyr-Leu-OH .. xTFA . yH2O

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Annex             2

SPECIFICATIONS

Product:                                                  Bivalirudin, Active Pharmaceutical Ingredient (API)

Abbreviation:                     TM-001 (Lonza internal)

Note:                                                                The specifications listed below are indicative (Reference document:  ***  Effective date:  ***  Hardcopy received at Lonza,  *** ).  They will be adapted to the Lonza new production processes ( ***  route and  *** ), and will definitively be set by Lonza and TMC during the laboratory qualification of the  ***  processes.

TESTS		NORMS
1.	Characters

1.1	Appearance	*** to *** powder

2.	Identification

2.1	Mass spectroscopy	Mmonoisotopic = ***

2.2	TLC	*** 1.00 ± 0.06

2.3	Amino-acids relative composition	Asp: ***

Leu: ***

Glu: ***

Tyr: ***

Pro: ***

Phe: ***

Gly: ***

Arg: ***

Ile: ***

2.4	pH determination	*** to ***

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3.	***

3.1	*** content	NMT ***% (m/m)

3.2	*** content	***% to ***% (m/m)

3.3	***

3.3.a	*** purity	NLT ***%

3.3.b	*** analog	NMT ***%

3.3.c	*** peak	NMT ***%

3.3.d	*** other *** impurity	NMT ***%

3.3.e	*** impurities	NMT ***%

3.4	***

3.4.a	*** impurity at ***	NMT ***%

3.5	Residual solvents:

3.5.a	Volatile

	***	NMT *** ppm

	***	NMT *** ppm

	***	NMT *** ppm

	***	NMT *** ppm

	***	NMT *** ppm

3.5.b	Semi-volatile	To be reported

3.5.c	Total of all identified solvents	NMT *** ppm

3.6	Residual ***	NMT *** ppm

3.7	Bacterial endotoxin test	NMT *** EU/mg

3.8	Microbial contamination	NMT *** mg

4.	Assay

4.1	Peptide *** amino-acid analysis	NLT ***%

4.2	Assay by ***	***% to ***%

4.3	*** activity	***% to ***% inhibition

METHODS, See Reference document.

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Annex 3

WORK SCHEDULE

***

Main activities foreseen before a cGMP production of bivalirudin, (TM-001) ***  strategy at Lonza

1.	Development program

1.1	R&D work (ca. *** months, *** of the *** to ***

• Optimization of the *** on *** on laboratory scale (*** mmol); investigation of the following synthesis parameter: *** equiv. of incoming *** etc.

• Optimization of the *** of the *** volume of the *** use of *** conditions, etc.

• Isolation of the *** optimization of the *** step.

• Optimization of the *** screening of *** (e.g., by *** of experiments) *** of the product *** , etc.

• Optimization of the *** of *** etc.

• Optimization of the *** screening of *** and *** etc.), study of the *** optimization of the *** of the *** and of the *** etc.

• Investigation of different options for *** to be defined with TMC.

• Optimization of the *** of the *** etc).

• Progress report(s)

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1.2	*** work (ca. *** month *** of the process ***

• *** synthesis on a ***), using the same *** and *** as the ones *** for the production.

*** of the *** step.

*** of the *** and *** investigation.

• Progress report

During this phase, the  ***  will be addressed: (i) Definition of  ***  of the different  *** ; (ii) Study of  ***  on  ***  times; (iii)  ***  of the process  ***  and of the  ***  (iv)  ***  of the possible  ***  points; (v)  ***  (vi)  ***

1.3	*** in the laboratory (ca. *** months)
The goal of the qualification experiments is to provide *** to demonstrate the *** and *** of the *** and to set the ***

• Development of *** methods allowing the *** to meet the *** it is required to produce *** to the *** process!

• Identification of the *** (according to ***).

• Establishment of the *** and *** of the process. Determination of the *** (proven *** and *** The edge of *** will be *** for the *** and *** most relevant ***

1.4	Preparation of the *** and *** assessments (in parallel to the ***)

• RC1 ***

• Thermal decomposition ***

• Investigation of the *** of the process *** and of the ***

• Determination of the possible ***

• Generation of *** data.

• Preparation of the *** and *** plans.

• Preparation of a *** plan prior to the campaign.

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1.5	*** (in parallel to the different phases)

• Development of an *** method for the *** determination.

• Development of *** analyses for the ***

• Development of an *** analysis for the ***

• Investigation of the *** profile of the ***

• Identification of potentially *** in the ***

• Preparation of *** of potentially critical ***

• Investigation of *** of products in ***

• *** and *** of all the developed *** methods.

• Transfer of *** methods for the *** of the final product.

• Development and *** methods for the ***

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*** Strategy

*** Study ***

1.)           TMC asked Lonza to include (i) a chapter on  ***  Route and (ii) a chapter on  ***  of the  ***  into the TMC-LONZA Bivalirudin Supply Contract.

2.)           We understand that TMC asks Lonza to perform in  ***  a  ***  process development and process  ***  study, resulting in a  ***  and  ***  and  *** , frozen new  ***  production process.

3.)           Basis for this new process is the  ***  developed by  ***  for  ***  A short program (A.) of  ***  months based on the  ***  and  ***  (including a productivity comparison using Lonza’s new  ***  system) can be performed  ***  for TMC .

4.)           TMC also expressed interest to include efforts  ***  if new  ***  and  ***  system could lead to a much  ***  and  ***  new  ***  A longer program (B.) of  ***  can be offered for  ***

5.)           We suggest to perform  ***  in parallel, followed by  ***  and  ***

6.)           A  ***  program with STOP/Go decisions is suggested for  *** activities.

7.)           We offer an  ***  program (C.) by  ***  batches in  ***  production (ca.  ***  timing  ***  followed by  ***  to  ***  and  ***  processing to  ***  in  ***  to Bivalirudin for  ***

8.)           Lonza assumes that  ***  for this  ***  will be submitted by TMC to  ***  and  ***  in  ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Phases of the project	Team and Duration

A.) Activities for improvement of the *** process

1.) *** Compare productivity of the *** in parallel with a *** Compare reported *** productivity with that of the new *** regime. Produce *** activities described below *** most productive option. Target: *** per L ***

*** weeks

2.) Test and qualify new *** in *** Replace *** in *** Solution: Use *** and *** to *** the primary *** product, the *** into the *** Minimize *** by-products.	*** weeks

3.) Test and qualify new *** step: Avoid *** after *** Solution: Screening for alternative less *** including implementation of a *** step for the *** of *** and product. Check for conditions which ***

*** weeks

4.) *** related steps such as: *** to *** by-products. Do re-qualification of all *** process steps such as *** dosing into the *** and *** of product.	*** weeks

Sum *** inclusive reporting :	*** weeks

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Phases of the project	Team and Duration

B.) Activities to establish a *** process based on ***

1.) Design and *** of two *** Transfer of the *** into Lonza’s *** system for *** with the new *** Comparable activities for *** flask activities for first *** assessment. Stop / Go decision	*** weeks

2.) Test productivity in *** Develop appropriate *** (target *** Optimize and qualify the *** regime with the most *** Stop / Go decision	*** weeks

3.) Develop and qualify *** for *** Test if *** and *** can be omitted; target: *** compared to existing process. Stop / Go decision	*** weeks

Sum activities B.) *** inclusive reporting:	ca. *** weeks

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Phases of the project	Team and Duration
C.) *** activities and *** program *** batches)

1. 1.) Transfer the *** scale process to ***	*** weeks

3. 2.) Prepare *** in *** for the above *** and run *** batches (product to be used for *** studies) (each *** containing *** kg *** Bivalirudin *** in ***	*** weeks

3.) *** and *** to *** Bivalirudin ***	*** weeks

Sum activities *** inclusive reporting:	*** weeks

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Main  ***  foreseen before a  ***  production of bivalirudin (TM-001) via the  ***  at Lonza

1.         Development program for the  ***  strategy (ca.  ***  months)

Most of the activities planned for the development work of the  ***  and  ***  part of the  ***  strategy are very similar to the ones listed for the  *** .  In particular, the development of the  ***  of the  ***  product and the optimization of the  ***  of the  ***  although route specific, shall be comparable.  The special issues to study and optimize for the development of a production process for  ***  are listed below ***  activities and laboratory qualification will also be very similar to those done for the  ***  route.

*** purchase of the *** partner.

• Development of *** for the *** steps.

• Detailed study and optimization of the *** of different *** groups and *** of their impact on the *** of the *** etc. (e.g., by *** experiments), etc.

• Use test of different *** in order to set *** for the *** product.

• Optimization of the *** step: *** of *** (e.g., by *** experiments), *** of the *** product.

• Progress report(s)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Annex             4

PRICES

1.) During the Development Phase ( ***  Strategy)

Milestones	Deliverables	Products to be delivered	Prices (in US-Dollars)
R & D work	Progress report		***
Scale-up work	Progress report		***
Process qualification, and in parallel preparation of production campaign and analytics.	Progress report and technical meeting		***
Production of qualification batches.	Campaign report and technical meeting	***	***
Stability testing			***
TOTAL			***

2.) During the Development Phase ( ***  Strategy)

Milestones	Deliverables	Products to be delivered	Prices (in US-Dollars)
Activity A *** for *** of *** process	Progress report		***
Activity B Activities to *** based on ***	Various reports and technical meeting		***
Activity C *** activities in *** batches *** Bivalirudin	Campaign report and technical meeting	*** batches	***
TOTAL			***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

3.) During the pre-Commercial Phase and Commercial Phase ( ***  Strategy), the parties acknowledging that the Commercial Phase does not commence until after regulatory approval of a commercial process for manufacture of the Product

Milestones	Deliverables	Products to be delivered	Prices (in US-Dollars)
Production of validation batches ***		***	***
Production “commercial scale” in ***		***	***
Production “commercial scale” in ***		***	***
Production “commercial scale” in ***		***	***
Production “commercial scale” in ***		***	***

4.) During the pre-Commercial Phase and Commercial Phase ( ***  Strategy), the parties acknowledging that the Commercial Phase does not commence until after regulatory approval of a commercial process for manufacture of the Product

Milestones	Deliverables	Products to be delivered	Prices (in US-Dollars)
Production of *** batche *** kg *** each)	Campaign report(s) and	Ca. *** kg at *** /g
and *** to *** in *** with *** production	technical meeting(s)	*** kg at *** / g
Commercial production with 2 combined campaigns		*** kg at *** / g
Commercial production		*** kg at *** / g
Commercial production		*** kg at *** / g

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1934, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Annex             5

PURCHASE ORDER

THE MEDICINES COMPANY

8 Campus Drive - Parsippany, NJ 07054

Phone:800-388-1183

Purchase Order	Supplier
P.O. No.	Date	Budget Code

Bill To	Account #
Accounts Payable	Ship To
The Medicines Company
8 Campus Drive	The Medicines Company
Parsippany NJ 07054	8 Campus Drive
Parsippany NJ 07054

Terms	F.O.B.	Requested By	Ship Date	Ship Via
Net 30	Ground

Product ID	Description	Quantity	Price	Extended Amount

Subtotal:
1.	Please send two copies of your invoice.	Discount:
2.	Enter this order in accordance with the prices, terms, delivery method, and specifications listed above.	Tax: Weight:
3.	Please notify us immediately if you are unable to ship as specified.	Shipping:
4.	Send all correspondence to:	Total:
THE MEDICINES
8 Campus Drive	Authorized Signature
Parsippany, NJ 07054